UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2019
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)
Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 9, 2019, MUFG Union Bank, N.A. (the “Bank”), the wholly-owned bank subsidiary of MUFG Americas Holdings Corporation, issued $300,000,000 in aggregate principal amount of Floating Rate Senior Bank Notes due 2022 (the “Floating Rate Notes”) and $700,000,000 in aggregate principal amount of 2.100% Senior Bank Notes due 2022 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Senior Notes”).
The Floating Rate Notes will bear interest at a rate equal to the Secured Overnight Financing Rate (compounded daily during each quarterly interest payment period pursuant to a prescribed formula) plus 0.710%. The Floating Rate Notes will mature on December 9, 2022 and may be redeemed by the Bank, in whole but not in part, on or after November 9, 2022, in accordance with the terms of the notes.
The Fixed Rate Notes will bear interest at a rate of 2.100% per annum. The Fixed Rate Notes will mature on December 9, 2022, and may be redeemed by the Bank, in whole or in part, at any time on or after June 9, 2020, in accordance with the terms of the notes.
None of the Senior Notes are subject to repayment at the option of the holders prior to maturity. The net proceeds from the sale of the Senior Notes will be used by the Bank for general corporate purposes in the ordinary course of its banking business.
The Senior Notes were issued as part of the Bank’s $12 billion unsecured bank note program under which the Bank may issue, from time to time, senior debt obligations with maturities of more than one year from their respective dates of issue and subordinated debt obligations with maturities of five years or more from their respective dates of issue. After issuing the Senior Notes, there is $3.6 billion available for issuance under the program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Date: December 9, 2019	By:	/s/ JOHANNES WORSOE
Johannes Worsoe Chief Financial Officer